                           --------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           --------------------------

Date of Report (Date of earliest event reported) MARCH 23, 2000
(MARCH 20, 2000)

                          INTERNET SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)


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                                     Florida
                 (State or other jurisdiction of Incorporation)

        000-22855                                        65-0704152
 -----------------------                     --------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


225 RICHMOND STREET. WEST, SUITE 403, TORONTO, ONTARIO, CANADA,        M5V 1W 2
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (416) 599-8800


                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  RESIGNATION OF REGISTRANT'S DIRECTORS

         On March 20, 2000, Mr. Brett Lindros tendered his resignation from the Registrant from his position as a director. The Registrant believes that there was no disagreement by Mr. Lindros with any of the Registrant's operations, policies, or practices. The Board of Registrant has not yet appointed any individual to replace the vacancy left on the Board by Mr. Lindros' resignation. A copy of Mr. Lindros' letter of resignation is included herewith.



                                      2

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 22, 2000        INTERNET SPORTS NETWORK, INC.



                                 /s/ Andrew Defrancesco
                                 ----------------------------------
                                 By: Andrew DeFrancesco
                                 Its: President and Chairman

January 19, 2000

Brett Lindros

         Re:      Internet Sports Network, Inc.

Dear Mr. Lindros:

         As I am sure you are aware, Internet Sports Network, Inc. ("ISN" or the "Company") has expanded rapidly over the past few months not only by acquiring various companies and assets to supplement the ISN framework, but by entering into strategic relationships with major Internet, media and sports related companies. This expansion has been undertaken with an eye to making the Company a leader in sports entertainment. This aim at becoming a leader requires the Company to add high level individuals to the board of directors who are considered "outside" directors for purposes of NASDAQ qualification. There are several highly qualified individuals who have indicated an interest in serving on the ISN board. In order to permit them to serve in this capacity, we must create vacancies on the board.

         Accordingly, in the interest of the Company, I have been asked to convey the request of the board of directors that you resign as a member of the board effectively March 20, 2000. Your service to the board has been greatly appreciated and this request is by no means a commentary on your service. Please execute the acknowledgement below, and return it to my attention.

                                        Very truly yours,


                                        INTERNET SPORTS NETWORK, INC.
                                         /s/ David Toews
                                         ---------------
                                        David Toews, CFO, Secretary

I acknowledge receipt of the above request, and hereby tendered by resignation as member of the Board of directors of Internet Sports Network, Inc. effective immediately.

Dated:   March 20, 2000                       /s/ Brett Lindros
      --------------------               --------------------------------------
                                                  Brett Lindros